Exhibit 99.2 4th Quarter and Fiscal Year 2020 Earnings Conference Call Presentation September 9, 2020

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: the ultimate duration and impact of the ongoing COVID-19 pandemic, our reliance on a limited number of insurance carrier partners and any potential termination of those relationships or failure to develop new relationships; existing and future laws and regulations affecting the health insurance market; changes in health insurance products offered by our insurance carrier partners and the health insurance market generally; insurance carriers offering products and services directly to consumers; changes to commissions paid by insurance carriers and underwriting practices; competition with brokers, exclusively online brokers and carriers who opt to sell policies directly to consumers; competition from government-run health insurance exchanges; developments in the U.S. health insurance system; our dependence on revenue from carriers in our senior segment and downturns in the senior health as well as life, automotive and home insurance industries; our ability to develop new offerings and penetrate new vertical markets; risks from third-party products; failure to enroll individuals during the Medicare annual enrollment period; our ability to attract, integrate and retain qualified personnel; our dependence on lead providers and ability to compete for leads; failure to obtain and/ or convert sales leads to actual sales of insurance policies; access to data from consumers and insurance carriers; accuracy of information provided from and to consumers during the insurance shopping process; cost-effective advertisement through internet search engines; ability to contact consumers and market products by telephone; global economic conditions; disruption to operations as a result of future acquisitions; significant estimates and assumptions in the preparation of our financial statements; impairment of goodwill; potential litigation and claims, including IP litigation; our existing and future indebtedness; developments with respect to LIBOR; access to additional capital; failure to protect our intellectual property and our brand; fluctuations in our financial results caused by seasonality; accuracy and timeliness of commissions reports from insurance carriers; timing of insurance carriers’ approval and payment practices; factors that impact our estimate of the constrained lifetime value of commissions per policyholder; changes in accounting rules, tax legislation and other legislation; disruptions or failures of our technological infrastructure and platform; failure to maintain relationships with third-party service providers; cybersecurity breaches or other attacks involving our systems or those of our insurance carrier partners or third-party service providers; our ability to protect consumer information and other data; and failure to market and sell Medicare plans effectively or in compliance with laws. For a further discussion of these and other risk factors that could impact our future results and performance, see the section entitled “Risk Factors” in the most recent registration statement on Form S-1 (the “Prospectus”) filed by us with the Securities Exchange Commission. Accordingly, you should not place undue reliance on any such forward- looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. Certain information contained in this presentation and statements made orally during this presentation relates to or is based on publications and other data obtained from third-party sources. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third-party sources. No Offer or Solicitation; Further Information This presentation is for informational purposes only and is not an offer to sell with respect to any securities. This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in the Prospectus. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. To supplement our financial statements presented in accordance with GAAP and to provide investors with additional information regarding our GAAP financial results, we have presented in this presentation Adjusted EBITDA and Adjusted EBITDA Margin, which are non-GAAP financial measures. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly titled measures presented by other companies. We define Adjusted EBITDA as income before interest expense, income tax expense, depreciation and amortization, and certain add-backs for non-cash or non-recurring expenses, including restructuring and share-based compensation expenses. The most directly comparable GAAP measure is net income. We monitor and have presented in this presentation Adjusted EBITDA because it is a key measure used by our management and Board of Directors to understand and evaluate our operating performance, to establish budgets and to develop operational goals for managing our business. In particular, we believe that excluding the impact of these expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core operating performance. For further discussion regarding this non-GAAP measure, please see today’s press release. 2

4th Quarter Earnings Summary SelectQuote drove top line and profit results for 4th quarter and full-year 2020 that were ahead of internal expectations. Results were primarily driven by continued strength in the Senior and Life divisions. Consolidated revenue totaled $141 million, up 90% year-over-year. Consolidated Adjusted EBITDA* totaled $40 million, up 106% year-over-year. Consolidated net income totaled $20 million or $0.13 per diluted share. Senior revenue and Adjusted EBITDA* totaled $88 million and $33 million, up 160% and 157% year-over-year, respectively. 4th Quarter Highlights: • Successful private placement and IPO raised net proceeds of $475 million • Closed acquisition of InsideResponse on May 1st • Strategic healthcare partnerships announced to integrate value-based care into our offering as well as the addition of Kaiser Permanente to our Senior choice platform *See reconciliations from non-GAAP measure, Adjusted EBITDA, to net income on slides 21-24 3

SelectQuote at a Glance 35+ 1 Billion+ Years in Data Points Operation Collected 100% 2MM+ Internal Policyholders Agents Served 1,000+ $180Bn+ Licensed Total Addressable Agents(1) Market Notes: 1. As of June 30, 2020 4

Demographics High Degree of Visibility to Accelerating Growth of Senior Population MA / MS Enrollment and Penetration Are Growing ($MM) 76.7 68.4 23.3 59.9 23.7 52.5 24.2 70% 45.5 26.4 65% 25.5 60% 44% 50% 53.4 44.7 35.7 20.0 26.1 2008A 2013A 2018A 2023E 2028E MA / MS Other Medicare MA / MS Enrollment as % of Total Enrollment Enrollment Medicare Enrollment • The $30+ billion market for Senior is large, long-tailed, and under penetrated • Enrollment in Medicare Advantage / Supplement and other plans continues to expand and approximately 10,000 new Americans will turn 65 and become eligible each day over the next decade 5

Market Demands Have Evolved Dramatically Consumers Desire Expertise, Simplicity, Specialized Service for Complex Purchasing Decisions Industry Norm What the Market Wants Face-to-face and time-intensive Over the phone, convenient and efficient Limited coverage options and agent expertise Knowledgeable and experienced agents Limited transparency Fully transparent and unbiased Few alternatives Broad product offering “One size fits all” advice based on unknown factors Advice tailored to meet individual needs / clients’ (i.e. sales commissions) best interests Cumbersome Easy The Challenge: Address evolving purchasing behavior of the consumer in a market for very complex products 6

Our Differentiated Approach Our Foundational Pillars Our Technology Our Agents Technology optimizes our lead acquisition, intelligently matches leads Agents enhance lead conversion to agents and maximizes our return on and maximize revenue opportunity marketing spend Proprietary, data-driven Highly trained, 100% internal agents and purpose-built solutions Conduct personalized, Intelligent lead acquisition needs-based analysis Real time lead-to-agent matching Incented to place customer in the best and routing policy Pre-hire assessment through Post-sale client engagement seasonal Flex program Our Purpose-Built Technology Empowers Our Agents with Tools to Maximize Customer Satisfaction, and Optimize Policyholder Lifetime Value 7

Our Product Diversification and Flex Model Impact Retention

Agents Are Able to Flex from One Segment to Another in a Highly Seasonal Business

Illustrative Senior Monthly Production



Submitted Policies
AEP
OEP
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Medicare Advantage
Medicare Supplement

AEP/OEP creates seasonal upswing in business volumes with ~70% of MA and MS policies written in this window

Agent Lifecycle Management



Non-AEP / OEP
Auto & Home
Life
Senior
AEP & OEP
Auto & Home
Life
+Flex Agents
Senior

SelectQuote is able to dynamically manage the allocation of its agents across seasons

SELECTQUOTE
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Strategic Focus and Competitive Differentiators • Our strategy is to maximize absolute profitability at attractive returns on invested capital divisions • Our choice model paired with highly trained, in- house agents and dedicated customer care teams was purpose-built to ensure customers buy the right plan for their specific needs which leads to high retention rates • Our market-leading Lifetime Value and Adjusted EBITDA per policy are a function of the way we have built and refined our business over 35 years • Predictable cash flows are driven by high quality of policies written • We have a strong record of attractive returns on invested capital and have a long runway to replicate those returns at scale 9

We Have a High-Growth, Scalable Business Model(1) Revenue(2) Adj. EBITDA(2)(3) ($MM) ($MM) Adj. EBITDA 21% 31% 29% Margin(3) 51% 532 CAGR: 41 154 9 130 28 76% 337 CAGR: 105 35 8 26 234 110 33 50 362 146 9 98 23 90 192 102 37 (19) (19) FY 2018 FY 2019 FY 2020 (28) Senior Life Auto & Home Corp FY 2018 FY 2019 FY 2020 Senior Life Notes: Auto & Home Corporate 1. SelectQuote’s fiscal year ends 6/30. 2. The sum of the segments may not equal the total due to rounding. 3. See reconciliations from Adjusted EBITDA to net income on slides 21-24. 10

SelectQuote – Consolidated Financial Summary Revenue Adj. EBITDA* ($MM) ($MM) 532 8% 5 46% 154 337 105 90% 106% 141 40 74 20 FY 2019 FY 2020 4Q FY19 4Q FY20 FY 2019 FY 2020 4Q FY19 4Q FY20 Adj. EBITDA 29% 26% 28% Margin 31% *See reconciliations from non-GAAP measure, Adjusted EBITDA, to net income on slides 21-24 11

SelectQuote Senior – Financial Summary Revenue Adj. EBITDA* ($MM) ($MM) 362 8% 8 146 2% 6 192 90 60% 1 57% 88 1 33 34 13 FY 2019 FY 2020 4Q 2019 4Q 2020 FY 2019 FY 2020 4Q 2019 4Q 2020 Adj. EBITDA Margin 47% 40% 38% 38% *See reconciliations from non-GAAP measure, Adjusted EBITDA, to net income on slides 21-24 12

SelectQuote Senior – Policies Total Policies Submitted Total Policies Approved 378,052 CAGR CAGR 91% 88% 89,421 62% 65% CAGR CAGR 2% 24,085 9% 136% 316,725 155% 121% 109% 64% 102% 198,211 73,219 118% 151% 18,102 55,056 186% 184% 168,742 23,593 264,546 44,484 88,846 16,593 225,404 21,868 81,770 119,562 7,702 37,583 21,103 107,665 32,106 6,362 13,296 59,276 3,541 10,4262,538 54,305 20,746 19,142 FY 2019 FY 2020 4Q 2019 4Q 2020 FY 2019 FY 2020 4Q 2019 4Q 2020 MA MS Other MA MS Other 13

Industry Leading Unit Economics FY June 30, 2020 $1,485 Total Revenue / SLQT Peer A Peer B Total Cost (6) 1.7x 1.7x 1.4x $887 $598 Revenue per approved MA/MS policy(1) Cost per approved MA/MS policy(2) Adj. EBITDA per approved MA/MS policy(3)(7) (4) (5) SelectQuote Peer A Peer B Notes: Source: Analysis based on publicly filed documents, Financials based on Medicare / Senior Operating Segment 1. Segment Revenue divided by approved MA and MS policies 2. Cost represents Segment Revenue minus Segment Adj. EBITDA divided by approved MA and MS policies 3. Segment Adj. EBITDA divided by approved MA and MS policies 4. Medicare Segment policies and financials include both Internal and External segments 5. Excludes $42.3m one time tail adjustment in 4Q 2019 6. Represents Medicare/Senior segment revenue and costs only 7. See reconciliations from Adjusted EBITDA to net income on slides 21-24 14

SelectQuote Life – Key Operating Metrics and Financial Summary Life Core and Ancillary Premium Revenue ($MM) ($MM) CAGR 25% 18% 161% 130 37% 110 —% 31 42 FY 2019 FY 2020 4Q 2019 4Q 2020 CAGR 113 52% Adj. EBITDA* ($MM) 288% 90 37 14 (6)% 8% 39 76 28 76 25 26 35% 20 5 9 12 20 19 FY 2019 FY 2020 4Q 2019 4Q 2020 FY 2019 FY 2020 4Q 2019 4Q 2020 Adj. Core Premium Ancillary Premium EBITDA 23% 21% 29% 29% Margin *See reconciliations from non-GAAP measure, Adjusted EBITDA, to net income on slides 21-24 15

SelectQuote Auto & Home – Key Operating Metrics and Financial Summary Net New Effective Premium Revenue ($MM) ($MM) 18% 41 35 24% 24% 70 12 10 57 FY 2019 FY 2020 4Q 2019 4Q 2020 Adj. EBITDA* ($MM) 27% 21 11% 9 17 8 36% 2 3 FY 2019 FY 2020 4Q 2019 4Q 2020 FY 2019 FY 2020 4Q 2019 4Q 2020 Adj. EBITDA 22% 21% 23% 26% Margin *See reconciliations from non-GAAP measure, Adjusted EBITDA, to net income on slides 21-24 16

Predictable Cash Flow & Attractive Returns Annual Customer Cohorts Added as Recently as 2018 Are Already Cash Flow Positive • All costs incurred in year 1 of customer life • Per ASC 606, anticipated lifetime revenue recognized in year 1 • On a cash basis, cohorts typically breakeven in year 2-3 • Significant cash returns generated thereafter 2015 2015 2016 2016 2017 2017 2018 2018 2019 2019 2020 2020 Cost Revenue Cost Revenue Cost Revenue Cost Revenue Cost Revenue Cost Revenue Upfront Cost First Year Cash Received Renewal Cash Received to Date Cash to be received from polices that have already renewed Future Expected Cash from Renewals Note: As of June 30, 2020 17

SelectQuote – FY2021 Consolidated Guidance ($'s in millions) Range Implied YoY Growth Revenue $775 - $815 46% - 53% Net Income $115 - $127 43% - 56% Adjusted EBITDA* $200 - $215 30% - 40% *See reconciliations from non-GAAP measure, Adjusted EBITDA, to net income on slides 21-24 18

Key Investment Takeaways Large and Growing End Markets Shifting to Meet Evolving Consumer Preferences Purpose-Built Technology Empowering Our Highly Skilled Internal Agent Network Self-Reinforcing Feedback Loop from Strong Carrier Relationships and Favorable Consumer Outcomes Simple and Attractive Business Model Driving Profitable Growth and Industry Leading LTV Unique Company Culture Developed by Experienced Management Team 19

Supplemental information 20

FY 2020 and 4Q 2020 Adjusted EBITDA to Net Income Reconciliation FY 2020 (in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 361,673 $ 129,967 $ 41,189 $ (1,314) $ 531,515 Operating expenses (215,935) (102,155) (32,490) (26,881) (377,461) Other expenses, net — — — (30) (30) Adjusted EBITDA 145,738 27,812 8,699 (28,225) 154,024 Interest expense, net (25,761) Income tax expense (25,016) Share-based compensation expense (9,498) Depreciation and amortization (7,993) Non-recurring expenses (3,721) Contingent consideration (375) Loss on disposal of property, equipment, and software (360) Restructuring expenses (153) Net income $ 81,147 4Q 2020 (in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 87,865 $ 42,423 $ 12,127 $ (968) $ 141,447 Operating expenses (54,478) (30,165) (9,023) (7,633) (101,299) Other expenses, net — — — (10) (10) Adjusted EBITDA 33,387 12,258 3,104 (8,611) 40,138 Interest expense, net (9,522) Income tax expense (5,906) Depreciation and amortization (2,720) Non-recurring expenses (1,053) Contingent consideration (375) Share-based compensation expense (216) Restructuring expenses (172) Loss on disposal of property, equipment, and software (125) Net income $ 20,049 21

FY 2019 and 4Q 2019 Adjusted EBITDA to Net Income Reconciliation FY 2019 (in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 192,257 $ 110,493 $ 35,054 $ (335) $ 337,469 Operating expenses (102,083) (84,672) (27,237) (18,184) (232,176) Other expenses, net — — — (15) (15) Adjusted EBITDA 90,174 25,821 7,817 (18,534) 105,278 Income tax expense (22,034) Depreciation and amortization (4,702) Restructuring expenses (2,305) Non-recurring expenses (1,691) Interest expense, net (1,660) Loss on disposal of property, equipment, and software (221) Share-based compensation expense (86) Net income $ 72,579 4Q 2019 (in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 33,799 $ 30,908 $ 9,818 $ (126) $ 74,399 Operating expenses (20,803) (21,808) (7,542) (4,719) (54,872) Other expenses, net — — — (7) (7) Adjusted EBITDA 12,996 9,100 2,276 (4,852) 19,520 Income tax expense (3,834) Depreciation and amortization (1,256) Non-recurring expenses (871) Interest expense, net (538) Loss on disposal of property, equipment, and software (170) Share-based compensation expense (20) Restructuring expenses 55 Net income $ 12,886 22

FY 2018 Adjusted EBITDA to Net Income Reconciliation (in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 102,408 $ 98,218 $ 33,348 $ (286) $ 233,688 Operating expenses (65,720) (75,249) (24,127) (18,657) (183,753) Other expenses, net — — — (9) (9) Adjusted EBITDA 36,688 22,969 9,221 (18,952) 49,926 Income tax expense (6,619) Depreciation and amortization (3,468) Restructuring expenses (2,808) Interest expense, net (929) Loss on disposal of property, equipment, and software (700) Non-recurring expenses (436) Share-based compensation expense (67) Net income $ 34,899 23

FY 2021 Guidance Adjusted EBITDA to Net Income Reconciliation (in thousands) Range Net Income $ 115,000 $ 127,000 Income tax expense 42,000 45,000 Interest expense 26,000 26,000 Depreciation and amortization 10,000 10,000 Share-based compensation expense 4,000 4,000 Non-recurring expenses 2,000 2,000 Contingent consideration 1,000 1,000 Adjusted EBITDA $ 200,000 $ 215,000 24